                                ESCROW AGREEMENT


                   This Escrow Agreement made this 15th day of June, 1995, by and among Alert Centre, Inc., a Delaware corporation ("Seller"), Masada Security, Inc., a Delaware corporation ("Buyer"), and Buchanan Ingersoll Professional Corporation (the "Escrow Agent").

                               STATEMENT OF FACTS

         1. Buyer and Seller are parties to that certain Asset Purchase Agreement dated as of June 9, 1995 (the "Purchase Agreement"). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given them in the Purchase Agreement.

         2. Pursuant to the Purchase Agreement, Buyer agreed to purchase all of the Assets to be Acquired.

         3. Pursuant to the Purchase Agreement, Buyer and Seller agreed that Buyer would deposit a portion of the Purchase Price with the Escrow Agent to provide a source to fund any Chip Change Credit, any Purchase Price Deduct and any indemnification obligation of Seller pursuant to Section 8.1 of the Purchase Agreement.

                   NOW, THEREFORE, in consideration of the Statement of Facts and the mutual covenants and agreements contained herein, the parties, intending to be legally bound, covenant and agree as follows:

1.       Establishment of Escrow Fund.

         1.1 Simultaneously with the execution and delivery of this Escrow Agreement, Buyer shall deposit the sum of Fifty-Seven Thousand fifty-four and 98/100 Dollars ($57,054.98) (which deposit, together with interest accrued thereon, shall be referred to as the "Escrow Fund") with the Escrow Agent.

2.       Appointment of Escrow Agent.

         2.1 Buyer and Seller hereby appoint the Escrow Agent to serve as escrow agent under the terms of this Escrow Agreement, and the Escrow Agent hereby accepts such appointment.

         2.2 The Escrow Agent agrees to place the Escrow Fund in an account with PNC Bank, such account to bear interest at the highest rate offered on accounts available for immediate withdrawal.

         2.3 The Escrow Agent further agrees to carry out the provisions of this Escrow Agreement on its part to be performed.

3.       Purpose of the Escrow Fund.

         3.1 The purpose of the Escrow Fund is to deposit a designated portion of the Purchase Price to provide a source to fund any Chip Change Credit, any Purchase Price Deduct and any indemnification obligation of Seller pursuant to Section 8.1 of the Purchase Agreement.
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4.       Distribution of the Escrow Fund.

         4.1 The Escrow Agent shall disburse the Escrow Fund, in whole or in part, only upon receipt of joint written instructions executed on behalf of Buyer and Seller or at the direction of the arbitrators to be selected pursuant to Section 12.3 of the Purchase Agreement or at the direction of a court of competent jurisdiction.

         4.2 The Escrow Agent may, at any time, deposit the Escrow Fund with such arbitrators or court, and upon such deposit, the Escrow Agent shall be relieved of any further liability or responsibility with respect thereto.

5.       Escrow Agent.

         5.1 The Escrow Agent shall not in any way be bound or affected by a notice of modification or cancellation of this Escrow Agreement unless notice thereof is given to the Escrow Agent by both Seller and Buyer, nor shall the Escrow Agent be bound by any modification of its obligations hereunder unless the same shall be consented to by the Escrow Agent in writing. The Escrow Agent shall be entitled to rely upon any judgment, certification, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any facts stated therein, the propriety or validity of the service thereof, or the jurisdiction issuing any judgment.

         5.2 The Escrow Agent shall not be under any duty to give the property held by it hereunder any greater care than it gives its own similar property.

         5.3 The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine, and it may assume that any person purporting to give any notice or make any statement in connection with the provisions hereof has been duly authorized to do so.

         5.4 The Escrow Agent may act in reliance upon advice of counsel in reference to any matter connected herewith, and shall not be liable for any mistake of fact or error of judgment, or for any act or omission of any kind except to the extent that such act or omission constitutes willful misconduct, gross negligence or fraud.

         5.5 The Escrow Agent shall not have any responsibility for the payment of taxes except with funds furnished to the Escrow Agent for that purpose.

         5.6 This Escrow Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent hereto. Except as otherwise expressly provided herein, the Escrow Agent shall not refer to, and shall not be bound by, the provisions of any other agreement.

         5.7 Except with respect to claims based upon the Escrow Agent's willful misconduct, gross negligence or fraud, Buyer shall indemnify and hold harmless the Escrow Agent from any claims made against the Escrow Agent by Seller arising out of or relating to this Escrow Agreement, and Seller shall indemnify and hold the Escrow Agent harmless from any claims made against the Escrow Agent by Buyer arising out of or relating to this Escrow Agreement. Buyer and Seller jointly and severally shall indemnify and hold the Escrow Agent harmless from any claim made by any third party arising out of or relating to this Escrow Agreement, such indemnification to include all costs and expenses incurred by the Escrow Agent, including reasonable attorneys' fees.

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         5.8       The Escrow Agent shall not be required to institute or
defend any action involving any matters referred to herein or which affect it or its duties or liability hereunder, unless or until requested to do so by any party to this Escrow Agreement and then only upon receiving full indemnity, in character satisfactory to the Escrow Agent, against any and all claims, liabilities and expenses, including reasonable attorneys' fees, in relation thereto.

         5.9 Upon termination of this Escrow Agreement, the Escrow Agent may request from Buyer and Seller such additional assurances, certificates, satisfactions, releases and/or other documents as it may deem appropriate to evidence the termination of this Escrow Agreement.

         5.10 The Escrow Agent shall not be entitled to receive a fee for serving as the Escrow Agent hereunder.

         5.11 Buyer and Seller acknowledge that it may be necessary, for federal income tax or other purposes, for the Escrow Agent to know the employer identification numbers ("EIN") of Buyer and Seller. Buyer represents that its EIN is 63-1110400. Seller represents that its EIN is 84-1010258.

         5.12 Seller acknowledges that the Escrow Agent is merely acting as a depository hereunder and that the Escrow Agent has served as counsel for Buyer with respect to the transactions contemplated herein. Seller agrees that the Escrow Agent shall be entitled to serve as legal counsel and to represent Buyer in any dispute involving Buyer and Seller, and Seller hereby waives any right to assert any conflict of interest or to object to the Escrow Agent representing Buyer based on its services as the Escrow Agent. The Escrow Agent shall not be treated as being in a conflict situation with respect to its representation of Buyer by virtue of the Escrow Agent's agreeing to serve hereunder.

6.       Notices.

         6.1 All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered (i) personally, (ii) by registered or certified mail, (iii) by legible facsimile transmission or (iv) by overnight courier (fare prepaid), in all cases addressed as follows:

If to Buyer, to:                                     with a copy to:
Masada Security, Inc.                                Buchanan Ingersoll Professional Corporation
Attention:  Charles F. Armstrong                     Attention:  Thomas G. Buchanan, Esq.
            Vice President                           58th Floor, 600 Grant Street
950 22nd Street North, Ste. 800                      Pittsburgh, PA 15219
Birmingham, AL  35203                                Telecopy:  412-562-9316
Telecopy: 800-531-3293

If to Seller, to:                                    with a copy to:

Barbara L. Hutchison                                 Charles A. Frank
Vice President                                       General Counsel
Alert Centre, Inc.                                   Alert Centre, Inc.
5800 S. Quebec St.                                   5800 S. Quebec St.
Englewood, Colorado 80111                            Englewood, Colorado 80111
Telecopy: 303-488-7887                               Telecopy: 303-488-7712





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If to the Escrow Agent, to:

Hugh G. Van der Veer, Esquire
Buchanan Ingersoll, P.C.
600 Grant Street, 58th Floor
Pittsburgh, PA  15219
Telecopy:  (412) 562-1041

or to such address as such party may indicate by a notice delivered to the other parties. Notice shall be deemed received the same day (when delivered personally), five (5) days after mailing (when sent by registered or certified mail), or the next business day (when sent by facsimile transmission or when delivered by overnight courier). Any party to this Escrow Agreement may change its address to which all communications and notices may be sent hereunder by addressing notices of such change in the manner provided.

7.       Miscellaneous.

         7.1 This Escrow Agreement and the rights and the obligations of the parties shall be governed by and construed and enforced in accordance with the laws of the State of Alabama without regard to its conflicts of law provisions.

         7.2 The parties: (i) agree that any legal action concerning any and all claims, disputes, or controversies arising out of or relating to this Escrow Agreement shall only be commenced in Birmingham, Alabama or Denver, Colorado; (ii) consent to the jurisdiction of the arbitrators elected pursuant to the Purchase Agreement; and (iii) agree to accept service of any pleadings (and such service shall be valid), if made by certified or registered mail, return receipt requested, to the respective parties at the addresses set forth in Section 6 of this Escrow Agreement. IN THE EVENT OF ANY COURT PROCEEDING HEREUNDER, THE PARTIES WAIVE THEIR RIGHT TO A TRIAL BY JURY.

         7.3 The parties agree to execute and deliver any and all documents and to take such further action as shall be reasonably required to effectuate the provisions of this Escrow Agreement.

         7.4 This Escrow Agreement contains the entire understandings of the parties with respect to the subject matter herein contained and shall not be modified except by a writing signed by all the parties.

         7.5 This Escrow Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. Seller and the Escrow Agent cannot assign this Escrow Agreement, but Buyer shall be permitted to assign this Escrow Agreement and its rights and obligations hereunder to its affiliates, successors and assigns.

         7.6 There shall be no presumption against any party on the ground that such party was responsible for preparing this Escrow Agreement or any part hereof. The word "including" means "including without limitation."

         7.7 This Escrow Agreement may be executed in one or more counterparts, each of which when taken together shall comprise one instrument. Delivery of executed signature pages by facsimile transmission shall constitute effective and binding execution and delivery.





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                 IN WITNESS WHEREOF, the parties have caused this Escrow
Agreement to be executed and delivered as of the day and year first above written.

                              ALERT CENTRE, INC.


                              By: /s/ Brian E. Johnson
                                 --------------------------------------
                                 EXEC. V.P. AND C.F.O.
                                 --------------------------------------


                              MASADA SECURITY, INC.


                              By: /s/ Charles F. Armstrong
                                 --------------------------------------
                                 VICE PRESIDENT, CORPORATE DEVELOPMENT
                                 --------------------------------------

                              BUCHANAN INGERSOLL PROFESSIONAL
                              CORPORATION


                              By: /s/ Thomas G. Buchanan
                                 --------------------------------------
                                 --------------------------------------




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